SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

Money Market Obligations Trust

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Proxy Statement
Money Market Obligations Trust
YOUR VOTE ON KEY PROPOSALS RELATED TO THESE FUNDS IS CRITICAL!
TIME IS OF THE ESSENCE. VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! PLEASE ACT NOW TO HELP THE FUNDS AVOID ADDITIONAL EXPENSE.
Money Market Obligations Trust (the “Trust”) and its Funds (the “Funds”), will hold a special meeting of shareholders of the Funds on August 6, 2015. Please refer to the enclosed Proxy Statement as well as the highlighted information below for details on the proposals. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanation will help you to decide on the issues.
The following is an introduction to the process and the proposals.
What is the purpose of the special meeting?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the ones included in this Proxy Statement. You have a right to vote on these changes.
Why am I being asked to vote?
You are listed as a shareholder of one or more of the Funds as of the record date (June 8, 2015). Your investment may be a direct investment in one or more of the Funds, through an account you hold with a financial intermediary or may be part of a cash sweep connected to your brokerage account. In any case, it is important that you exercise your rights as a shareholder, regardless of the number of shares that you own, and vote your shares as soon as possible.
My only investment in the Fund is through the cash vehicle in my brokerage account (sweep). Why is it important that I vote?
It is your right as a shareholder to vote on these proposals, and we encourage you to do so. Every shareholder vote is important. If the Trust is not able to obtain a quorum (the vote of a required minimum number of shareholders) to hold the special meeting, additional expenses will be incurred for subsequent mailings and solicitation costs. Please vote today!
What are the proposals?
To elect Trustees for the Funds. Three nominees currently serve as Trustees of the Funds. One nominee has not yet been appointed by the Board of Trustees (the “Board”), and would begin to serve following shareholder approval.
To adopt amendments to the Declaration of Trust. Shareholders are being asked to consider a number of proposals to amend the Funds' Declaration of Trust (the governing document for the Funds' organization as a Massachusetts business trust). The amendments are designed to modernize the Declaration of Trust in order to streamline Fund oversight and administration. The proposed changes will also provide the Board of Trustees the flexibility to comply with recent regulatory changes affecting money market funds.
Why are Trustees being elected?
The Funds are required to have at least 75% of the membership of the Board be comprised of Trustees who are not affiliated with the Funds or the Funds' advisers, as defined by the Investment Company Act of 1940, as amended (“Independent Trustees”). The Investment Company Act of 1940, as amended (the “1940 Act”), permits a board to fill vacancies between shareholder meetings without shareholder vote, as long as, immediately after filling such vacancy, at least two-thirds of the trustees then holding office have been elected by shareholders. The Board of the Trust was able to appoint new Independent Trustees to the Board in May 2009 and August 2013 consistent with this requirement. The Board will now hold a shareholder meeting to elect the appointed Trustees and one new Trustee. By doing so, the Board will be fully comprised of Trustees who have been elected by shareholders.

Why are the amendments to the Declaration of Trust being proposed?
The amendments are being proposed for the following reasons: to allow the Trust to comply with the recently adopted amendments to Rule 2a-7 under the 1940 Act; to modernize the Trust governance provisions to permit transactions approved by Trustees, to the extent permitted under the 1940 Act; to allow for future flexibility to react to changing regulatory and market developments; and to permit the Trust to achieve its purpose without incurring unnecessary expense or burdening shareholders with proxy solicitations. Please be assured that adoption of the amendments to the Declaration of Trust will not remove any of the protections of federal law or alter the Trustees' fiduciary obligation to act in the best interests of the Funds.
How do I vote my shares?
Voting your shares is simple and easy. There are several ways to cast your vote:
•	Online – Use the web address on the ballot;
•	Telephone – Use the toll-free telephone number on the ballot;
•	Mail – Complete and return the ballot in the enclosed postage paid envelope; or
•	Vote in person at the August 6, 2015 meeting.
If you:
Sign and return the proxy card without indicating a preference, your vote will be cast “for” each of the proposals.
Do not respond at all, we may contact you by telephone to request that you cast your vote.
Whom do I call if I have questions about this Proxy Statement?
Please don't hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.
Thank you in advance for your vote!

MONEY MARKET OBLIGATIONS TRUST
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 6, 2015
A Special Meeting of the Shareholders (“Special Meeting”) of Money Market Obligations Trust (the “Trust”) and its Funds (individually, “Fund” and collectively, “Funds”), will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on August 6, 2015, for the following purposes:
(1)	To elect certain Trustees (“Trustees”) of the Trust (“Election of Trustees”), each to hold office for the term indicated.
(2)	To modernize and make more efficient the Trust's Declaration of Trust through the following amendments:
(a)	Permit the Trust or any Fund to comply with requirements of amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), including to: (a) involuntarily redeem shares held by shareholders who do not meet qualifications for ownership or to comply with applicable laws and regulations and (b) take steps to maintain a constant net asset value (“NAV”);
(b)	Permit the Trustees to authorize the Trust, or any Fund or Class, as applicable, to liquidate, dissolve, convert, merge, consolidate, reorganize, sell all or any part of its assets, exchange shares or re-domicile without shareholder approval, to the extent permitted under the 1940 Act; and
(c)	Permit future amendments to the Declaration of Trust to be made by the Trustees, to the extent that a shareholder vote is not required under the 1940 Act and that those amendments are not in contravention of federal securities laws.
(3)	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.
Any such vote in FAVOR or AGAINST the proposal of the Election of Trustees and the proposals to amend the Trust's Declaration of Trust will also authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any such adjournment of the Special Meeting.
The Board of Trustees of the Trust (the “Board”) has fixed June 8, 2015, as the record date for determination of shareholders entitled to vote at the Special Meeting.
By Order of the Board of Trustees,
John W. McGonigle
Secretary
June [22], 2015
YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS
TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING YOUR PROXY. IF YOU ARE UNABLE
TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING OF SHAREHOLDERS.

SPECIAL MEETING OF SHAREHOLDERS – AUGUST 6, 2015
MONEY MARKET OBLIGATIONS TRUST
Federated Automated Cash Management Trust
Federated Automated Government Cash Reserves
Federated California Municipal Cash Trust
Federated Capital Reserves Fund
Federated Connecticut Municipal Cash Trust
Federated Florida Municipal Cash Trust
Federated Georgia Municipal Cash Trust
Federated Government Obligations Fund
Federated Government Obligations Tax-Managed Fund
Federated Government Reserves Fund
Federated Liberty U.S. Government Money Market Trust
Federated Massachusetts Municipal Cash Trust
Federated Master Trust
Federated Michigan Municipal Cash Trust
Federated Minnesota Municipal Cash Trust
Federated Money Market Management
Federated Municipal Obligations Fund

Federated Municipal Trust
Federated New Jersey Municipal Cash Trust
Federated New York Municipal Cash Trust
Federated North Carolina Municipal Cash Trust
Federated Ohio Municipal Cash Trust
Federated Pennsylvania Municipal Cash Trust
Federated Prime Cash Obligations Fund
Federated Prime Obligations Fund
Federated Prime Value Obligations Fund
Federated Tax-Free Obligations Fund
Federated Tax-Free Trust
Federated Treasury Obligations Fund
Federated Trust for U.S. Treasury Obligations
Federated U.S. Treasury Cash Reserves
Federated Virginia Municipal Cash Trust
Tax-Free Money Market Fund
PROXY STATEMENT
This proxy material is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (“Board”) of the Trust and its Funds. This document provides you with information you need in order to vote on the matters before the Special Meeting of Shareholders of the Trust to be held on August 6, 2015, at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time) (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).
The Board of the Trust encourages you to read this document carefully and promptly vote your shares. If you have questions about this document, or if you would like additional information, please contact the Trust at its principal offices at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561 or call 1-800-341-7400.
The purpose of the Special Meeting is set forth in the accompanying Notice of Special Meeting of Shareholders (“Notice”). The Trustees do not know of any business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. The Notice, this proxy statement and one or more proxy cards are being provided to shareholders of record as of the close of business on June 8, 2015 (the “Record Date”) beginning on or about June (22), 2015.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 2015:
This proxy statement is available on the Internet at www.proxyvote.com. On this website, you also will be able to access the Notice, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

SUMMARY
The following is a summary of certain information contained elsewhere in this proxy statement and is qualified in its entirety by reference to information contained elsewhere in this proxy statement.

Purpose of the Special Meeting to be Held August 6, 2015	The purpose of the Special Meeting is to consider election of certain Trustees and to consider amendments of the Trust's Declaration of Trust to: permit the Trust or any Fund to involuntarily redeem shares held by shareholders who do not meet qualifications for ownership, and permit steps to be taken to maintain a constant net asset value (“NAV”); permit Trustees to enter into a liquidation or reorganization event; and permit future amendments to the Declaration of Trust to be made by the Trustees .
Who is Eligible to Vote?	Shareholders of record of each Fund at the close of business on June 8, 2015, are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. Each shareholder is entitled to one vote for each full share and a proportionate vote for each fractional share of Funds held as of the Record Date.

Total outstanding shares for each of the Funds as of the Record Date are provided in Exhibit A.
The Notice, proxy card and proxy statement (or appropriate notice of where to access these materials) were first mailed to shareholders of record on or about June [22], 2015. In some cases, the Funds may mail only one copy of this proxy statement to households in which more than one person in the household is a Fund shareholder of record. If you need additional copies of this proxy statement or if you do not want the mailing of this proxy statement to be combined with those for other members of your household, please write to the Funds at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561 or call 1-800-341-7400. The Funds will deliver requested materials and respond to inquiries promptly.
How Are Votes Counted?	In order to hold the Special Meeting, a “quorum” of shareholders must be present. To constitute a quorum for the transaction of any business at the Special Meeting there must be present, in person or by proxy, holders of one-fourth of the total number of Shares of all Funds entitled to vote at the Special Meeting. The Trust requires a plurality of votes cast to elect each of the Trustee nominees; abstentions and broker non-votes will be counted for the purposes of determining whether a quorum is present, but will not have an effect on the outcome of the vote on the proposal for Election of Trustees. The approval of proposals 2(a), 2(b) and 2(c) require the favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of all of the Funds voting together are present or represented by proxy; or (b) the holders of more than 50% of the outstanding voting securities of all of the Funds voting together, whichever is less. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present, but will have the effect of a vote against proposals 2(a), 2(b) and 2(c). For further information on the Trust's quorum and voting requirements, please see “What Vote is Required to Elect Trustees?”
How to Vote	Shareholders may vote via the Internet, by telephone or by facsimile by following the instructions on the proxy card provided. Shareholders may also vote by mail, by returning a proxy card or in person, by attending the Special Meeting. Shareholders can obtain directions to the meeting location by calling 1-800-341-7400.
May Proxies be Revoked?	A shareholder executing and returning a proxy has the power to revoke it at any time prior to the time shares are voted by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of the Trust or by subsequently registering his or her vote by telephone, over the Internet or in person at the Special Meeting.
How to Obtain More Information about the Trust and its Funds	Each Fund has previously sent its most recent prospectus, annual report and semi-annual report to its shareholders. A copy of the current prospectus, annual and semi-annual reports and Statement of Additional Information for each Fund may be obtained at no cost through FederatedInvestors.com, by writing to the Fund at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561 or by calling 1-800-341-7400.
PROPOSAL 1: Election of Trustees
Why are Trustees being elected?
Certain regulatory settlements applicable to the advisers of the Funds require that at least 75% of the membership of the Board be comprised of Trustees who are not interested persons, as defined by the Investment Company Act of 1940 (“Independent Trustees”),1 of the Funds or their advisers (“75% Independence Requirement”).
Generally, the Investment Company Act of 1940, as amended (the “1940 Act”), permits a board to fill vacancies between shareholder meetings, and without shareholder vote, as long as, immediately after filling such vacancy, at least 66.66% of the trustees then holding office have been elected by shareholders (“66.66% Elected Requirement”). The Board of the Trust was able to appoint new Independent Trustees to the Board in May 2009 and August 2013 consistent with the 66.66% Elected Requirement, thereby ensuring compliance with the 75% Independence Requirement. The Board has now determined to hold a shareholder meeting to elect the appointed Trustees, so that the Board will be fully comprised of Trustees that have been elected by shareholders.
1	An Interested Trustee is one who has a material or financial interest, or who has a family relationship with one having a material or financial interest, in the entities that provide services to the Trust and its Funds. An Independent Trustee is one who does not have such a material, financial or family relationship.

If the Trustee nominees described in this proxy statement are approved, there will be eight Independent Trustees and two Interested Trustees on the Board of the Trust, all of whom will have been elected by shareholders.
Who are the Nominees for Trustee?
The following Independent Trustee nominees were previously appointed to the Board by action of the full Board including a majority of the Independent Trustees and are standing for election to the Board at the Special Meeting:
Independent Trustee Nominees
John T. Collins
Maureen Lally-Green
P. Jerome Richey
The following Independent Trustee nominee is standing for election to the Board at the Special Meeting and was not previously appointed by the Board.
Independent Trustee Nominee
G. Thomas Hough
The following Trustees, having previously been elected by shareholders, are current Board members of the Trust and are not standing for election at the Special Meeting:
Interested Trustees	Independent Trustees
John F. Donahue	Peter E. Madden, Chairman of the Board's Independent Trustees
J. Christopher Donahue	Charles F. Mansfield, Jr.
Thomas M. O'Neill
John S. Walsh
The Nominating Committee, whose members consist of all the Independent Trustees, selects and nominates persons for election to the Board when vacancies occur or are reasonably anticipated. The Committee's nominees are presented to the Board for election, or nomination for election by the shareholders, as required. The Independent Trustees of the Trust previously elected by shareholders have nominated John T. Collins, G. Thomas Hough, Maureen Lally-Green, and P. Jerome Richey for election by shareholders of the Trust at the Special Meeting, effective the date of election by shareholders of the Trust and, with respect to Mr. Hough, upon meeting certain further conditions described in Exhibit B. The persons named as proxies intend to vote in favor of the election of the above-named Independent Trustee nominees (“Nominees”) as Trustees of the Trust.
All Nominees have consented to serve if elected. It is being proposed that the shareholders of the Trust approve the Nominees. If approved by shareholders, the Nominees will serve until their death, retirement, resignation or removal from office. The mandatory retirement age for Independent Directors is 75 years. However, the mandatory retirement age may be extended or changed with the approval of the Independent Trustees. If elected, the Nominees will hold office until the end of the calendar year during which they reach 75 years of age (unless the mandatory retirement age is changed or extended as noted above) or earlier upon death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and qualification of their successors.
The process for resignation or removal of a Trustee is set forth in the organizational documents for the Trust and provide that (a) any Trustee may resign his or her office at any time by written instrument signed by the Trustee and delivered to the other members of the Board, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other members of the Board, specifying the date of his or her retirement; and (d) a Trustee may be removed at any special meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares.
If a Nominee shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. The election of any substitute candidate for election as a Trustee who is not or would not be an Interested Trustee shall be made by a majority of the Trustees who are not Interested Trustees of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as Trustee.

Important Information Regarding the Nominees, Trustees and Executive Officers of the Trust
The tables in Exhibit B present certain information about the Nominees, current Trustees and the Trust's Executive Officers, including their names, addresses, birth dates, present positions with the Trust, length of term in office, principal occupations during the past five years and other directorships held by each Interested and Independent Trustee or Nominee. Each Executive Officer is elected annually by the Board of the Trust.
As of the Record Date, the Federated Fund Complex was comprised of the Trust and certain other registrants not currently electing directors or trustees at this Special Meeting and consisted of 36 investment companies (comprising 121 portfolios). Nominees are presently standing for election to the Trust (comprising 33 portfolios) at this Special Meeting.
Responsibilities of the Board and its Role in Risk Oversight
The Board of the Trust is responsible for managing the business affairs of the Trust and its constituent Funds and for exercising all powers of the Trust and its Funds except those reserved for the shareholders. The Board's role in overseeing the Funds' general risks includes receiving performance reports for the Funds and risk management reports from the Chief Risk Officer of Federated Investors, Inc. (“Federated”) at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Trust's Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the audit committee of the Board (“Audit Committee”) plays a key role overseeing the Funds' financial reporting and valuation risks. The Audit Committee meets regularly with the Funds' Principal Financial Officer and outside auditors, as well as with Federated's Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.
Board Leadership Structure
Peter E. Madden currently serves as the independent Chairman of the Board of the Trust. Mr. Madden has served as the independent Chairman of the Board since January 1, 2009, having been elected in November 2008. As required under the terms of certain regulatory settlements, the Chairman of the Board is not an Interested Trustee and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated or its affiliates (other than his position as a director or trustee of the registrants comprising the Federated Fund Complex).
Qualifications of the Interested Trustees
Individual Interested Trustee qualifications are noted in the table in Exhibit B. In addition, the following characteristics are among those that were considered for each existing Interested Trustee and will be considered for any Interested Trustee Nominee:
•	Outstanding skills in disciplines that are particularly relevant to the role of Trustee and to the Trust and its Funds, including legal, accounting, business management, the financial industry generally, and the investment industry particularly; and
•	Appropriate interpersonal skills to work effectively with other Trustees.
Qualifications of the Independent Trustees
Individual Independent Trustee qualifications are noted in the table in Exhibit B. In addition, the following characteristics are among those that were considered for each existing Independent Trustee and will be considered for any Independent Trustee Nominee:
•	Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustees and to the Federated Funds, including legal, accounting, business management, the financial industry generally, and the investment industry particularly;
•	Desire and availability to serve for a substantial period of time, taking into account the current mandatory retirement age of 75 years for Independent Trustees;
•	Possesses no conflicts which would interfere with qualifying as independent;
•	Appropriate interpersonal skills to work effectively with other Independent Trustees;

•	Understanding and appreciation of the important role occupied by independent trustees in the regulatory structure governing regulated investment companies;
•	Diversity of background.
Meetings of the Board
The Trustees meet regularly to review a wide variety of matters affecting or potentially affecting the Trust and its Funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs.
The Board of the Trust held four regularly scheduled formal meetings and no special meetings during calendar year 2014. The Board meetings are summarized on Exhibit C. In fiscal 2014 and 2015, each Trustee attended at least [ ]% of the total number of meetings of the Board and of any committees of the Board on which the Trustee served during the period of the Trustee's service. All Trustees were reimbursed for expenses for attendance at Board meetings.
Standing Committees of the Board
The Board has three standing committees. The members and the functions of these committees are described below. The number of committee meetings held for the Trust can be found in Exhibit C.
BOARD COMMITTEE	COMMITTEE MEMBERS	COMMITTEE FUNCTIONS
Executive	John F. Donahue Peter E. Madden John S. Walsh	In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust. However, the charter documents or the laws of the state in which the Trust is organized may place certain limits on the extent to which the full Board may delegate its powers to the Executive Committee.
Audit	John T. Collins Maureen Lally-Green Thomas M. O'Neill, Vice Chairman John S. Walsh, Chairman	The Board has adopted a written charter for the Audit Committee, a copy of which is available under “Fund Governance” at the link provided at the bottom of the page of Federated's website at FederatedInvestors.com. The Board has determined that the members of the Audit Committee are “independent.” An “independent” Audit Committee member may not, other than in their capacity as a member of the Audit Committee, the Board or any other Board committee, accept directly or indirectly any consulting, advisory or other compensatory fee from an issuer or be an “interested person” of a Fund as defined by the Investment Company Act of 1940.
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Funds, the Funds' internal control over financial reporting, and the quality, integrity and independent audit of the Funds' financial statements. The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Funds' independent registered public accounting firms, acts as a liaison between the independent registered public accounting firms and the Board and reviews the Funds' internal audit functions. In discharging its responsibilities, the Audit Committee is entitled to rely upon the reports, findings and representations of the Funds' auditors, legal counsel and responsible officers.

BOARD COMMITTEE	COMMITTEE MEMBERS	COMMITTEE FUNCTIONS
Nominating	John T. Collins Maureen Lally-Green Peter E. Madden, Chairman Charles F. Mansfield, Jr. Thomas M. O'Neill P. Jerome Richey John S. Walsh	The Board has adopted a written charter for the Nominating Committee, provided in Exhibit D, and which is also available under “Fund Governance” at the link provided at the bottom of the page of Federated's website at FederatedInvestors.com.
The Nominating Committee, whose members consist of all the Independent Trustees, selects and nominates persons for election to the Trust's Board when vacancies occur or are reasonably anticipated. The Committee's nominees are presented to the Board for election, or nomination for election by the shareholders, as the case may be. The Committee will consider candidates recommended by shareholders, Independent Trustees of the Trust, officers or employees of any of the Funds' agents or service providers and counsel to the Funds. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. These factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund's address: 4000 Ericcson Drive, Warrendale, PA 15086-7561. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate's qualifications and experience.
The Committee does not at this time have a formal process for identifying and evaluating nominees for Trustee. However, it is not anticipated that the process for evaluating a nominee would differ based on whether the nominee is recommended by a shareholder.
How is the Board Paid for Its Service to the Trust?
Each Independent Trustee receives compensation for service as a member of the Board based on a schedule that takes into account, among other factors, the number of meetings attended and the assets of the Funds for which meetings are held. None of the Interested Trustees or Officers of the Trust receives compensation from the Trust. Compensation expenses are allocated to the Funds based, in part, on their relative net assets. Under the terms of each management agreement with the investment advisers to the Funds, the Funds are responsible for paying such fees and expenses. The Independent Trustees of the Trust do not receive any pension or retirement benefits from the Funds or Federated Investors, Inc. Please see the table in Exhibit E for amounts paid to the Independent Trustees by each Fund and the Federated Family of Funds.
Share Ownership of the Trust by Nominees, Trustees, Executive Officers and Principal Shareholders
As of the Record Date, share ownership of the Funds by Officers and Trustees and by significant shareholders, is shown in the tables provided in Exhibit F and Exhibit G, respectively.
Communicating with the Board
Any shareholder who wishes to send a communication to the Board should send the communication to the attention of John W. McGonigle, Secretary of the Trust, at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Board, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Secretary at the same address.
After reviewing the communication, the Secretary will then immediately forward the communication to the Board of Trustees, the individual Trustee or to the Committee, as applicable.
The Trust does not have a policy regarding attendance by Board members at special meetings of shareholders.
Independent Registered Public Accounting Firms, Their Services and Fees
KPMG LLP is the independent registered public accounting firm for the following Funds: Federated Government Obligations Fund, Federated Government Obligations Tax-Managed Fund, Federated Municipal Obligations Fund, Federated Prime Cash Obligations Fund, Federated Prime Obligations Fund, Federated Prime Value Obligations Fund, Federated Tax-Free Obligations Trust and Federated Treasury Obligations Fund. Ernst & Young LLP is the independent registered public accounting firm for the remaining Funds in the Trust. Fees paid to the accounting firms are provided in Exhibit H and Exhibit I. Representatives of Ernst & Young LLP or KPMG LLP are not expected to be present at the Special Meeting but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.
The Audit Committee of the Board is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval pursuant to policies established by the Audit Committee as discussed below, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.
Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.
Audit Services
The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.
In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; all other services must be specifically pre-approved by the Audit Committee.
Audit-Related Services
Audit-related services are assurance and related services provided that are reasonably related to the performance of the audit or review of the financial statements of the Funds or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services. All other audit-related services must be specifically pre-approved by the Audit Committee.
Tax Services
The Audit Committee believes that the independent auditor can provide tax services to the Trust such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services. All tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.
All Other Services
With respect to the provision of services other than audit, review or attest services, the pre-approval requirement is waived if:
(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the Trust's accountant by the Funds, the Funds' advisers (not including any sub-advisers whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisers), and any entity controlling, controlled by, or under common control with the investment advisers that provides ongoing services to the Funds during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Funds, the Funds' advisers (not including any sub-advisers whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisers), and any entity controlling, controlled by, or under common control with the investment advisers that provides ongoing services to the Funds at the time of the engagement to be non-audit services; and
(3)	Such services are promptly brought to the attention of the Audit Committee of the Funds and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Trustees to whom authority to grant such approvals has been delegated by the Audit Committee.
The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other Services that it believes are routine and recurring services, and would not impair the independence of the auditor. The Securities and Exchange Commission's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.
Pre-Approval Fee Levels
Pre-approval fee levels for all services to be provided by the independent auditor for each Fund will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.
Procedures
Requests or applications to provide services that require specific approval by the Audit Committee are submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission's rules on auditor independence.
The percentage of services in the Audit-Related Services, Tax Services and All Other Services categories above that was approved by the Audit Committee pursuant to Section 2-01(c)(7)(C) of Regulation S-X were zero percent (0%) for the Funds and their investment advisers in 2013, 2014 and 2015.
The aggregate amount of Non-Audit Fees billed to the Funds, the Funds' investment advisers, and certain entities controlling, controlled by or under common control with the investment advisers for the last two fiscal years of the Funds are provided in Exhibit H.
The Audit Committee has concluded that the provision of non-audit services that were rendered by the independent auditors to the Funds' advisers (not including any sub-advisers whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisers), and any entity controlling, controlled by, or under common control with the investment advisers that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2−01 of Regulation S-X is compatible with maintaining the auditor's independence.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE TO ELECT AS TRUSTEES
THE PROPOSED NOMINEES FOR ELECTION TO THE BOARD

PROPOSAL 2: Amendments to the Trust's Declaration of Trust
Why Are the Amendments Being Proposed?
The amendments are being proposed for the following reasons: to allow the Trust to comply with the recently adopted amendments to Rule 2a-7 under the 1940 Act; to modernize the Trust governance provisions to permit transactions approved by Trustees, to the extent permitted under the 1940 Act; to allow for future flexibility to react to changing regulatory and market developments; and to permit the Trust to achieve its purpose without incurring unnecessary expense or burdening shareholders with proxy solicitations.
The Securities and Exchange Commission recently announced amendments to Rule 2a-7 under the 1940 Act that impose new categories and regulatory requirements upon money market funds like the portfolios of the Trust. It is anticipated that the proposed amendments to the Trust's declaration of trust will allow the Trustees to respond to these and future regulatory changes and developments and save future expenses associated with proxy solicitation where a shareholder vote would not otherwise be required under the 1940 Act. Having a more up to date, “state-of-the art” declaration of trust is important to the Trust, the Board and the Funds' advisers.
THE AMENDMENTS WILL NOT ALTER THE INVESTMENT OBJECTIVE OR INVESTMENT STRATEGIES OF THE FUNDS, THE MANAGEMENT PERSONNEL, OR THE LEVEL OF SERVICES PROVIDED TO THE FUNDS.
In addition to being registered as an investment company under the 1940 Act, the Trust is organized as a Massachusetts business trust. The Trust was formed under a declaration of trust in 1988 (the “current Declaration”). It is now proposed that the Trust amend its current Declaration. The statute in Massachusetts that governs business trusts is procedural only, and there are no substantive provisions relating to trust governance, the duties of trustees to the trust or to its beneficiaries or the rights of beneficiaries. Instead, case law in Massachusetts generally holds that one should look to the provisions of the trust instrument, such as a declaration of trust, to determine the rights of shareholders and other matters relating to the trust.
At its May 14, 2015 meeting, the Board considered and approved the adoption of certain amendments to the current Declaration. Under the terms of the current Declaration, approval of the Trust's shareholders is necessary to adopt these amendments. Shareholder approval is not required for amending the Trust's By-Laws.
The changes to the current Declaration reflected in the proposed amendments, set forth as Proposals 2(a), 2(b) and 2(c) below, are being submitted for a separate vote by the Trust's shareholders. To the extent these proposals are approved, amendments will be made to the current Declaration. If shareholders approve one or more, but not all, of the proposed amendments, only those approved amendments will be made to the current Declaration. Accordingly, the adoption of one or more proposed amendments to the current Declaration is not contingent upon shareholder approval and the adoption of the other proposed amendments.
In reaching its decision, the Board compared and contrasted the applicable provisions of the current Declaration with the proposed amendments, and carefully considered the advantages and disadvantages of each. Based on these considerations, the Board believes that the Trust's current Declaration does not provide the Board with the flexibility to govern the Trust that more modern declarations provide.
The proposed amendments provide Board members broad flexibility and powers to take actions that they, as fiduciaries for the Funds, deem to be in the best interests of the Funds and to minimize the number of circumstances where shareholder approvals would be required. These actions include those required to react to any new regulatory developments without incurring the costs associated with bringing a matter to a future shareholder vote.
Generally, the 1940 Act requires a vote of shareholders on certain matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new or amended investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental investment policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a portfolio in certain circumstances, including in many instances where the merger or consolidation involves an affiliated party. If the proposed amendments are approved, the Trust would continue to seek a shareholder vote on those matters where the 1940 Act requires a shareholder vote, but otherwise the Board generally would be permitted to take action without seeking the consent of shareholders. For example, the proposed amendments give the Board broad authority to approve fund reorganizations (as discussed in Proposal 2(b)), such as the reorganization of a Fund into another fund, sales of all or substantially all of a Fund's assets to another fund or termination of a Fund, or the Trust as a whole, in each case without shareholder approval if the 1940 Act would not require such approval. This is consistent with more recently adopted Declarations of Trust by Massachusetts business trusts in the mutual fund industry.

It is anticipated that the overall effect of the adoption of the proposed amendments will be to make the administration of the Funds more efficient and make it easier for the Funds to adapt to changing circumstances within the limits of applicable law and to conform to changing requirements of applicable federal laws or regulations. It is also anticipated that the proposed amendments will reduce the time and costs associated with soliciting shareholder approval in many circumstances. The proposed amendments are consistent with comparable provisions in other Declarations of Trust, including those of other Massachusetts business trusts. Adoption of the proposed amendments will not alter in any way the Trustees' existing fiduciary obligations under the 1940 Act.
Proposal 2(a): Shareholder redemptions and Trustee actions to maintain a stable net asset value to comply with changes to Rule 2a-7
The current Declaration of Trust provides that a shareholder may redeem his or her shares at a price determined in accordance with the Declaration. The current Declaration of Trust allows for involuntary redemptions: (i) if a shareholder's account balance falls below a certain minimum value; and (ii) to comply with certain provisions of the Internal Revenue Code. The proposed amendment provides that a Fund may involuntarily redeem a shareholder's shares upon certain additional conditions, in each case as may be determined by the Board. This amendment will give a Fund the needed flexibility to respond to variety of circumstances, including complying with applicable laws and regulations. The proposed amendment allows the Trust to redeem shares of any shareholder at the net asset value per share if the shareholder fails to meet or maintain the qualifications for ownership of a Fund.
In 2014, the rules governing money market funds (in particular Rule 2a-7 under the 1940 Act) were significantly amended. These amendments placed upon money market funds new operational, structural and compliance requirements. The current Declaration of Trust includes restrictive provisions that may, in some instances, prevent the Funds from complying with these new rules. In order to be able to continue to operate as money market funds and comply with the amendments to Rule 2a-7, it is necessary for the Declaration of Trust to be amended to permit the Funds the flexibility to comply with the rules.
For example, this will allow the Funds to comply with recent amendments to Rule 2a-7 that require certain money markets funds to be designated as “retail” or “institutional” funds. Accordingly, the Funds will have the appropriate authority to ensure only qualified “retail” investors are shareholders in the applicable Funds, by redeeming those shareholders who are not qualified thus allowing a Fund to comply with Rule 2a-7. In addition, the amendment would permit redemptions when the Board determines that share activity or ownership adversely affects management of the Trust or a Fund or is otherwise not in the best interests of other shareholders, or does not comply with applicable law or regulations.
The proposed amendment also permits the Board to take certain actions to maintain the stable net asset value of a Fund. When the Board determines it is in the best interests of a Fund, the Board may choose to amend or discontinue the practice of maintaining a stable net asset value per share of the Fund. These actions may only be taken by the Trustees subject to their fiduciary duty to act in the best interests of the Fund. The current Declaration of Trust permits the Board to divide or combine the shares of any Fund or class into a greater or lesser number without changing the shareholders' proportional beneficial interest in the Fund or class. The proposed amendment provides the Trustees with broader authority to act in unlikely situations where the net income of a Fund is determined to be a negative amount. Under the proposed amendment, the Board may (i) offset each shareholder's pro rata share of the negative income amount from the shareholder's accrued dividend account, (ii) reduce the number of outstanding shares in each shareholder's account on a pro rata basis by the number reflecting the amount of negative net income in that account; or (iii) permit a Fund to create an asset account on its books equal in amount to the negative net income, which would be reduced by the amount of future dividends under certain circumstances. The proposed amendment permits the Board to combine any of these methods in order to maintain a stable net asset value. This proposal would modernize the Declaration of Trust and allow the Board the flexibility to conform or react to future regulatory changes, including regulations affecting money market funds.

Current Declaration of Trust Provision	Proposed Declaration of Trust Provision
“The Trust shall have the right to cause the redemption of Shares of any Series or Class in any Shareholder's account for their then current net asset value (which will be promptly paid to the Shareholder in cash), if at any time the total investment in the account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion. Shares of any Series or Class of the Trust are redeemable at the option of the Trust if, in the opinion of the Trustees, ownership of such Shares has or may become concentrated to an extent which would cause the Trust or any Series or Class thereof to be a personal holding company within the meaning of the Federal Internal Revenue Code (and thereby disqualified under Sub-chapter M of said Code); in such circumstances the Trust may compel the redemption of Shares, reject any order for the purchase of Shares or refuse to give effect to the transfer of Shares.”
“The Trustees may from time to time divide or combine the Shares of any Series or Class into a greater or lesser number without thereby changing the proportionate beneficial interests in the Series or Class.”	“The Trust shall have the right to cause the redemption of Shares of any Series or Class in any Shareholder's account for their then current net asset value (which will be promptly paid to the Shareholder in cash), if at any time the total investment in the account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion. Shares of any Series or Class of the Trust are redeemable at the option of the Trust if, in the opinion of the Trustees, ownership of such Shares has or may become concentrated to an extent which would cause the Trust or any Series or Class thereof to be a personal holding company within the meaning of the Federal Internal Revenue Code (and thereby disqualified under Sub-chapter M of said Code); in such circumstances the Trust may compel the redemption of Shares, reject any order for the purchase of Shares or refuse to give effect to the transfer of Shares. The Trust shall have the right at any time to redeem Shares of any Shareholder at the net asset value per Share or to refuse to transfer or issue Shares or other securities of the Trust to any Person if such Shareholder or other Person fails to meet or maintain the qualifications for ownership of a particular Series or Class; or if the Share activity of the account or ownership of Shares by a particular Person is deemed by the Trustees either to affect adversely the management of the Trust or any Series or Class or not to be in the best interests of the remaining Shareholders of the Trust or any Series or Class, or otherwise does not comply with applicable law or regulations.
If for any reason, the net income of the Trust or any Series, determined at any time is a negative amount, the Trustees shall have the power with respect to the Trust or such Series (i) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of outstanding Shares of the Trust or such Series by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of the Trust or such Series an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust or such Series with respect to the Trust or such Series and shall not be paid to any Shareholder, of dividends declared thereafter upon the outstanding Shares of the Trust or such Series on the day such negative net income is experienced, until such asset account is reduced to zero; or (iv) to combine the methods described in clauses (i) and (ii) and (iii) of this sentence, in order to cause the net asset value per Share of the Trust or such Series to remain at a constant amount per outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power to fail to declare a dividend out of net income for the purpose of causing the net asset value per Share to be increased to a constant amount. The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend the practice of maintaining the net asset value per Share of the Trust or a Series at a constant amount.”
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE TO PERMIT THE TRUST OR ANY FUND TO
(A) INVOLUNTARILY REDEEM SHARES HELD BY SHAREHOLDERS WHO DO NOT MEET THE
QUALIFICATIONS FOR OWNERSHIP OR TO COMPLY WITH APPLICABLE LAWS AND REGULATIONS
AND (B) TAKE STEPS TO MAINTAIN A CONSTANT NAV.

Proposal 2(b): Reorganizations through mergers, consolidations, and sales of assets; dissolution or redomicile of the Trust or a Fund
The proposed amendment to the Declaration of Trust would allow the Trustees to, among other things, authorize a merger, reorganization or sale of assets (including, but not limited to, mergers, reorganizations or sales of assets between a Fund of the Trust and a Fund of any other registered investment company) without shareholder approval. These provisions may be utilized to permit a Fund of the Trust to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund of funds structure.
Most modern charter documents for mutual funds allow funds to take similar actions with Board approval. The Trust is seeking to bring the Declaration of Trust into alignment with similar funds. Shareholders will still have the rights and protections afforded under the 1940 Act (as discussed below) to vote on certain merger transactions where, for example, there are material differences in the fundamental policies of the Funds. Accordingly, these amendments are intended to modernize the Declaration of Trust, bring it into alignment with similar mutual funds and increase the flexibility of the Board to act in the best interests of the Funds. The proposed amendments would not alter the Trustees' existing fiduciary obligations to act in the best interests of the Funds.
Under the current Declaration of Trust, virtually any merger or reorganization of the Trust or a Fund requires unanimous action by the Trustees and the vote of two-thirds of the outstanding shares of the affected Fund or class. An exception is currently made for the combination of one or more Funds or classes with another Fund or class. The proposed amendment would permit the Board additional flexibility. Under the proposed amendment, the Board could authorize the Trust or any Fund or class to merge or reorganize into, or sell all or substantially all of its assets to, another Fund or class of the Trust or another trust or other business entity, provided such trust or business entity is an open-end investment management company registered under the 1940 Act, or a Fund thereof. The Board would be permitted to authorize these merger or reorganization events without shareholder approval, unless such approval is required by the 1940 Act.
Under the current Declaration of Trust, the dissolution of the Trust or any Fund or class, or the sale of all the assets of the Trust, must be authorized by a majority shareholder vote. The proposed amendment would allow Trustees to dissolve the Trust or any Fund or class by a written notice to shareholders of the Trust, or of the Fund or class, as appropriate. The proposed Declaration of Trust would also allow Trustees to exchange shares of the Trust or to redomicile in the United States without shareholder approval.
Any exercise of the Trustees' increased authority under the proposed Declaration of Trust would be subject to applicable requirements of the 1940 Act and the rules thereunder and applicable Massachusetts law. For example, Rule 17a-8 under the 1940 Act requires a merger of affiliated funds to be approved by the shareholders of the acquired fund under certain conditions. In particular, shareholder approval of a merger between affiliated funds is required when:
•	A fundamental investment policy is materially different among merging funds;
•	Advisory contracts (including advisory fees) are materially different; and
•	Distribution fees are higher in an acquiring fund.
As a result of this regulatory requirement, some transactions will continue to require shareholder approval.
The current Declaration of Trust provisions and proposed amended provisions are listed below. These proposed amendments are designed to enhance efficiency in administering the funds. The proposed amendment would also give the Trustees flexibility to make decisions that they determine are in the funds' best interests when considering a merger, dissolution, change of domicile or sale of assets of the Trust or a Fund thereunder without causing the Trust or Fund to incur the time and expense of soliciting shareholder approval unless approval is otherwise required by law. The proposed amendments would not alter the Trustees' existing fiduciary obligations to act in the best interests of the Funds. Before using any new flexibility that the proposed amendments may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

Current Declaration of Trust Provision	Proposed Declaration of Trust Provision
“The Trustees, with the approval of the holders of at least two-thirds of the outstanding Shares of each Series or Class, may be unanimous action sell and convey the assets of the Trust or any Series or Class to another trust or corporation organized under the laws of any state of the United States, which is a diversified open-end management investment company as defined in the 1940 Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust and which may include shares of beneficial interest or stock of such trust or corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds belonging to each Series or Class ratably among the holders of the Shares of that Series or Class then outstanding.”
“Subject to a Majority Shareholder Vote by such Series or Class, the Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class.”	“Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees by written notice to the Shareholders. Any Series of Shares may be dissolved at any time by the Trustees by written notice to the Shareholders of such Series. Any Class may be terminated at any time by the Trustees by written notice to the Shareholders of such Class. Any action to dissolve the Trust shall be deemed to also be an action to dissolve each Series, and to terminate each Class.”
“Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder approval unless such approval is required by the 1940 Act, (i) cause the Trust to convert or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, limited liability companies, associations, corporations or other business entities created by the Trustees to accomplish such conversion, merger, reorganization or consolidation) so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, to the extent permitted by law, and that, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such conversion, merger, reorganization or consolidation, may (but need not) succeed to or assume the Trust's registration under the 1940 Act and that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Trust or any Series or Class to another Series or Class of the Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance), organized under the laws of the United States or of any state, commonwealth, possession or colony of the United States so long as such trust, partnership, limited liability company, association, corporation or other business entity is an open-end management investment company under the 1940 Act and, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance, may (but need not) succeed to or assume the Trust's registration under the 1940 Act, for adequate consideration as determined by the Trustees that may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust or any affected Series or Class, and that may include Shares of such other Series or Class of the Trust or shares of beneficial interest, stock or other ownership interest of such trust, partnership, limited liability company, association, corporation or other business entity or series thereof) or (v) at any time sell or convert into money all or any part of the assets of the Trust or any Series or Class. Any certificate of merger, certificate of conversion or other applicable certificate may be signed by any one (1) Trustee and facsimile signatures conveyed by electronic or telecommunication means shall be valid.”
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE TO PERMIT THE Trustees to authorize the Trust, or any Fund or Class, as applicable, to liquidate, dissolve, convert, merge, consolidate, reorganize, sell all or any part of its assets, exchange shares or re-domicile

Proposal 2(c): Future amendments to the Declaration of Trust
Under the proposed amendment to the Declaration of Trust, the Trustees would generally have the authority to amend the Declaration of Trust without shareholder approval, except as determined by the Trustees in their sole discretion or to the extent required under applicable law, including the 1940 Act. Most modern charter documents for mutual funds allow funds to take similar actions with Board approval. The Trust is seeking to bring the Declaration of Trust into alignment with similar funds. Shareholders will still have the rights and protections afforded under the 1940 Act (as discussed below) to vote on certain actions including, for example, material amendments to a Fund's advisory contract, changes in a Fund's fundamental investment policies or changes in any distribution fees. Accordingly, these amendments are intended to modernize the Declaration of Trust, bring it into alignment with similar mutual funds and increase the flexibility of the Board to act in the best interests of the Funds. The proposed amendments would not alter the Trustees' existing fiduciary obligations to act in the best interests of the Funds. It is expected that this provision will save shareholders the considerable expense associated with future shareholder meetings. The proposed amendment would expand the Trustees' current authority to amend the Declaration of Trust. As a result, shareholders would have less control over future amendments to the Trust's Declaration of Trust. With a few limited exceptions, including amendments to change the name of the Trust or to create a new series or class, amendments to the current Declaration of Trust must be authorized by a majority of Trustees and a majority shareholder vote, which is defined consistent with the 1940 Act. The current Declaration of Trust provision and proposed amended provision are listed below.
The proposed amendment is designed to give the Trustees more authority to take action to further amend and modernize the Declaration of Trust, including to react to future contingencies, changes in applicable law or other changes, without causing the Trust to incur the time and expense of soliciting shareholder approval.
The Trustees intend to approve an amended and restated Declaration of Trust pursuant to the proposed amendment outlined above. If Proposal 2(c) is approved, the Board intends to periodically review the Declaration of Trust and may adopt additional amendments in the future, including adopting an amended and restated Declaration of Trust that incorporates additional modernizing changes. Examples of future changes that the Board may adopt without shareholder approval include, but are not limited to, amendments to respond to further developments in money market fund regulations, amendments to expand the circumstances under which the Trustees, officers, employees and agents of the Trust may be indemnified for actions taken in that capacity, amendments limiting the liability of Trustees of the Trust acting in that capacity, and amendments changing the procedures required for bringing shareholder derivative actions on behalf of the Trust and choice of venue. In a derivative action, a shareholder brings a claim that may be brought by the Fund or Trust, and a choice of venue provision may allow the Trust to determine the jurisdiction in which litigation is brought. Shareholders continue to have the rights afforded to them under the 1940 Act, including the right to approve any material changes (including fee increases) in a Fund's advisory contract, changes to fundamental investment policies and changes in distribution fees charged by a Fund, among others. The proposed amendments would not alter the Trustees' existing fiduciary obligations to act in the best interests of the Funds.
Current Declaration of Trust Provision	Proposed Declaration of Trust Provision
“Subsequent to such initial issuance of Shares, amendments or supplements to this instrument may be authorized by a majority of the Trustees then in office and by a Majority Shareholder Vote (except that any amendments or supplements changing the name of the Trust or pursuant to Section 8 hereunder may be made without Shareholder approval), or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, the Trustees shall amend or otherwise supplement this instrument, by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof.”	“This Declaration of Trust may be restated and/or amended at any time by (i) an instrument in writing signed by a majority of the Trustees then holding office or (ii) adoption by a majority of the Trustees then holding office of a resolution specifying the restatement and/or amendment. Any such restatement and/or amendment hereto shall be effective immediately upon such execution or adoption or upon such future date as may be stated therein. No vote or consent of any Shareholder shall be required for any amendment to this Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by applicable law including the 1940 Act, but only to the extent so required.”
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE TO PERMIT FUTURE AMENDMENTS TO THE DECLARATION OF TRUST TO BE MADE BY THE TRUSTEES

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Interests may be voted in person or by proxy. Proxies may be in written, telephonic or electronic form.
Quorum
In order to hold the Special Meeting, a “quorum” of shareholders must be present. To constitute a quorum for the transaction of any business at the Special Meeting there must be present, in person or by proxy, holders of one-fourth of the total number of Shares of all Funds entitled to vote at the Special Meeting. The Trust requires a plurality of votes cast to elect each of the Nominees; abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present, but will not have an effect on the outcome of the vote on the proposal for Election of Trustees. The approval of proposals 2(a), 2(b) and 2(c) require the favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of all of the Funds voting together are present or represented by proxy; or (b) the holders of more than 50% of the outstanding voting securities of all of the Funds voting together, whichever is less. Abstentions and broker non-votes will have the effect of a vote against proposals 2(a), 2(b) and 2(c).
Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether a quorum is present at the Special Meeting.
For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” will be included for purposes of determining whether a quorum is present. Broker non-votes occur when shares held by brokers or nominees, typically in “street name,” have proxies returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote; and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. Abstentions and broker non-votes will not be counted as votes cast.
How May Proxies be Revoked?
A shareholder executing and returning a proxy has the power to revoke it at any time prior to the time shares are voted by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of the Trust or by subsequently registering his or her vote by telephone, over the Internet or in person at the Special Meeting.
Adjournment
If a quorum is not present, persons present or named by proxy and entitled to vote holding a majority of the shares present may, by vote, adjourn the Special Meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given other than an announcement at the Special Meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the Special Meeting may be adjourned with respect to the proposals that have not been approved. In such an event, the persons named as proxies may also propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). Any such vote in FAVOR or AGAINST the proposal of the Election of Trustees and the proposals to amend the Trust's Declaration of Trust will also authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any such adjournment of the Special Meeting. All adjournments will require a majority of the votes cast at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on any proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Abstentions and broker non-votes are not counted as votes cast on the question of adjournment.
Proxy Solicitation and Expenses of Proxy
The Board is conducting the solicitation of proxies for use at the Special Meeting principally through the delivery by mail, e-mail or via the Internet, of this proxy statement and accompanying proxy cards. In addition to the solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust. In addition, Federated Shareholder Services Company, an affiliate of the Funds' advisers, has entered into a contract with Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717 (“Broadridge”), pursuant to which Broadridge will provide certain project management, tabulation, and internet and telephonic voting services in addition to mailing the proxy materials. The fees to be paid to Broadridge under the contract are estimated to be $3.96 million in the aggregate. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form. The cost of the proxy and the solicitation will be allocated among all of the Funds based on June 30, 2015 month-end assets, and accrued over a twelve-month period from August 1, 2015 through July 31, 2016. It is possible that based upon a Fund's current fee waivers that the Funds' advisers and their affiliates will ultimately bear some or all of these expenses for a particular Fund.
How to Obtain More Information about the Funds
Each Fund has previously sent its most recent prospectus, annual report and semi-annual report to its shareholders. A copy of the current prospectus, annual and semi-annual reports and Statement of Additional Information may be obtained at no cost through FederatedInvestors.com; by writing to the Fund at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561 or by calling 1-800-341-7400.
SHAREHOLDER PROPOSALS
The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to: 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, so that they are received within a reasonable time before any such meeting.
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN
THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE,
WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Board of Trustees,
John W. McGonigle
Secretary
Date: June [22], 2015

PROXY STATEMENT
INVESTMENT ADVISERS OF THE FUNDS
Federated Investment Management Company (Adviser of all Funds except Tax-Free Money Market Fund)
Passport Research, Ltd. (Adviser of Tax-Free Money Market Fund)
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
DISTRIBUTOR OF THE FUNDS
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
ADMINISTRATOR OF THE FUNDS
Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

EXHIBIT A – Total Beneficial Shares Outstanding as of June 8, 2015
TRUST AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST
Money Market Obligations Trust
Federated Automated Cash Management Trust
Service Shares	0
Class R Shares	0
Cash II Shares	0
Federated Automated Government Cash Reserves
Service Shares	0
Federated California Municipal Cash Trust
Service Shares	0
Institutional Shares	0
Cash Series Shares	0
Cash II Shares	0
Capital Shares	0
Investment Shares	0
Federated Capital Reserves Fund	0
Federated Connecticut Municipal Cash Trust
Service Shares	0
Cash Series Shares	0
Federated Florida Municipal Cash Trust
Institutional Shares	0
Cash Series Shares	0
Cash II Shares	0
Federated Georgia Municipal Cash Trust	0
Federated Government Obligations Fund
Trust Shares	0
Service Shares	0
Premier Shares	0
Institutional Shares	0
Cash Series Shares	0
Cash II Shares	0
Capital Shares	0
Federated Government Obligations Tax-Managed Fund
Institutional Shares	0
Service Shares	0
Federated Government Reserves Fund	0
Federated Liberty U.S. Government Money Market Trust
Class A Shares	0
Class B Shares	0
Class C Shares	0
Class F Shares	0
Federated Massachusetts Municipal Cash Trust
Cash Series Shares	0
Service Shares	0
Federated Master Trust	0
Federated Michigan Municipal Cash Trust
Institutional Shares	0
Service Shares	0
Federated Minnesota Municipal Cash Trust
Institutional Shares	0
Cash Series Shares	0

TRUST AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST
Federated Money Market Management
Service Shares	0
Institutional Shares	0
Eagle Shares	0
Capital Shares	0
Federated Municipal Obligations Fund
Trust Shares	0
Service Shares	0
Investment Shares	0
Institutional Shares	0
Cash Series Shares	0
Cash II Shares	0
Capital Shares	0
Federated Municipal Trust	0
Federated New Jersey Municipal Cash Trust
Service Shares	0
Institutional Shares	0
Cash Series Shares	0
Federated New York Municipal Cash Trust
Service Shares	0
Institutional Shares	0
Cash Series Shares	0
Cash II Shares	0
Federated North Carolina Municipal Cash Trust	0
Federated Ohio Municipal Cash Trust
Service Shares	0
Institutional Shares	0
Cash II Shares	0
Federated Pennsylvania Municipal Cash Trust
Service Shares	0
Institutional Shares	0
Cash Series Shares	0
Federated Prime Cash Obligations Fund
Trust Shares	0
Service Shares	0
Class R Shares	0
Institutional Shares	0
Cash Series Shares	0
Cash II Shares	0
Capital Shares	0
Automated Shares	0
Federated Prime Obligations Fund
Trust Shares	0
Service Shares	0
Institutional Shares	0
Capital Shares	0
Automated Shares	0
Federated Prime Value Obligations Fund
Service Shares	0
Institutional Shares	0
Capital Shares	0

TRUST AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST
Federated Tax-Free Obligations Fund
Service Shares	0
Institutional Shares	0
Federated Tax-Free Trust	0
Federated Treasury Obligations Fund
Trust Shares	0
Service Shares	0
Institutional Shares	0
Capital Shares	0
Automated Shares	0
Federated Trust for U.S. Treasury Obligations
Premier Shares	0
Cash Series Shares	0
Cash II Shares	0
Federated U.S. Treasury Cash Reserves
Service Shares	0
Institutional Shares	0
Federated Virginia Municipal Cash Trust
Service Shares	0
Institutional Shares	0
Cash Series Shares	0
Tax-Free Money Market Fund
Service Shares	0
Investment Shares	0
Investment Shares-Jones	0

EXHIBIT B – Information about the Nominees, Trustees, and Officers of the Trust nominees standing for election TO THE TRUST'S BOARD
Following is information about the Nominees standing for election. For each Nominee, their address is 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. Each Nominee, if elected by shareholders, will oversee 121 Funds that comprise the entire Federated Family of Funds. As of June 8, 2015, no Nominee owns beneficially or of record any securities issued by (1) the investment adviser or principal underwriter of the Trust's Funds, or (2) any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.
INDEPENDENT TRUSTEE NOMINEES
Name and Date of Birth	Position(s) Held with Trust	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications	Effective Date of Service
John T. Collins Birth Date: January 24, 1947	Independent Trustee Indefinite Term	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.

		Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).	9/1/13
G. Thomas Hough Birth Date: February 28, 1955	Independent Trustee Indefinite Term	Principal Occupations: Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
		Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.	Mr. Hough's appointment will be effective upon his election by shareholders and the meeting of certain conditions including the restructuring of certain of his Ernst & Young LLP retirement benefits and confirmation of Ernst & Young LLP's on-going independence.
Maureen Lally-Green Birth Date: July 5, 1949	Independent Trustee Indefinite Term	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, and Associate General Secretary, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law
Other Directorships Held: Director, CONSOL Energy Inc.
		Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.	8/1/09

Name and Date of Birth	Position(s) Held with Trust	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications	Effective Date of Service
P. Jerome Richey Birth Date: February 23, 1949	Independent Trustee Indefinite Term	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh.
Other Directorships Held: None.
		Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the position of General Counsel, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).	9/1/13
Other TRUSTEES of the TRUST'S BOARD NOT STANDING FOR ELECTION
Following is information about the other Trustees of the Trust currently serving and who are not standing for election. These Trustees will continue to serve on the Board. For each Trustee, their address is 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. Each Trustee currently oversees 121 Funds that comprise the Federated Fund Complex. John F. Donahue oversees 118 Funds. As of June 8, 2015, no Independent Trustee owns beneficially or of record any securities issued by (1) the investment adviser or principal underwriter of the Trust's Funds, or (2) any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.
INTERESTED TRUSTEE
Name and Date of Birth	Position(s) Held with Trust	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications	Effective Date of Service
John F. Donahue*
Birth Date: July 28, 1924
* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.	Interested Trustee Indefinite Term	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.
		Qualifications: Business management, mutual fund and director experience.	10/3/88
J. Christopher Donahue*
Birth Date: April 11, 1949
* Family relationships and reasons for “interested” status: J. Christopher Donahue is the son of John F. Donahue. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.	Interested Trustee Indefinite Term	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		Qualifications: Legal, business management, mutual fund and director experience.	10/1/99

INDEPENDENT TRUSTEES
Name and Date of Birth	Position(s) Held with Trust	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications	Effective Date of Service
Peter E. Madden Birth Date: March 16, 1942	Independent Trustee Chair of the Board Indefinite Term	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Complex; Retired.

Other Directorships Held: None
		Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.	8/21/91
Charles F. Mansfield, Jr. Birth Date: April 10, 1945	Independent Trustee Indefinite Term	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: None
		Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).	1/1/99
Thomas M. O'Neill Birth Date: June 14, 1951	Independent Trustee Vice Chair of the Audit Committee Indefinite Term	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
		Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).	10/01/06
John S. Walsh Birth Date: November 28, 1957	Independent Trustee Chair of the Audit Committee Indefinite Term	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: None.
		Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).	1/1/99

Executive Officers Of the TRUST
Following is information about the Executive Officers of the Trust. Unless otherwise indicated, the address for each Officer is 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222. Officers do not receive any compensation from the Trust.
Name Date of Birth	Position(s) Held with Trust	Principal Occupations for Past Five Years and Previous Positions	Effective Date of Service
J. Christopher Donahue* Birth Date: April 11, 1949	President	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

		Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.	4/25/89
John W. McGonigle Birth Date: October 26, 1938	Executive Vice President and Secretary	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Chairman, Federated International Management Limited; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
		Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.	10/10/88
Lori A. Hensler, CPA Birth Date: January 6, 1967	Treasurer	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
		Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd. and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.	4/1/13
Richard B. Fisher Birth Date: May 17, 1923	Vice President	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
		Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.	10/10/88
Brian P. Bouda Birth Date: February 28, 1947	Senior Vice President and Chief Compliance Officer	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.	8/20/04

Name Date of Birth	Position(s) Held with Trust	Principal Occupations for Past Five Years and Previous Positions	Effective Date of Service
Peter J. Germain Birth Date: September 3, 1959	Chief Legal Officer	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Complex. He is General Counsel and Vice President, Federated Investors, Inc; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
		Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.	1/1/05
Deborah A. Cunningham Birth Date: September 15, 1959	Chief Investment Officer	Principal Occupations: Deborah A. Cunningham is a portfolio manager and was named Chief Investment Officer of money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of Federated Investment Management Company since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.	5/14/04
Susan R. Hill Birth Date: June 20, 1963	Vice President	Principal Occupations: Susan R. Hill is a portfolio manager and Vice President. Ms. Hill joined Federated in 1990 and has been a Senior Portfolio Manager since 2003 and a Senior Vice President of Federated Investment Management Company since 2005. Ms. Hill was a Portfolio Manager from 1994 until 2003 and served as Vice President of Federated Investment Management Company from 1997 until 2004 and an Assistant Vice President Federated Investment Management Company from 1994 until 1997. Ms. Hill has received the Chartered Financial Analyst designation and holds an M.S. in Industrial Administration from Carnegie Mellon University.	5/14/04
Jeff A. Kozemchak Birth Date: January 15, 1960	Vice President	Principal Occupations: Jeff A. Kozemchak is a portfolio manager and Vice President. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of Federated Investment Management Company since 1999. He was a Portfolio Manager until 1996 and a Vice President of Federated Investment Management Company from 1993 to 1998. Mr. Kozemchak has received the Chartered Financial Analyst designation and holds an M.S. in Industrial Administration from Carnegie Mellon University in 1987.	5/14/04
Mary Jo Ochson Birth Date: September 12, 1953	Chief Investment Officer, Vice President	Principal Occupations: Mary Jo Ochson is a portfolio manager and Vice President. Ms. Ochson was named Chief Investment Officer of tax-exempt fixed-income products in 2004 and Chief Investment Officer of Tax-Free Money Markets in 2010. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of Federated Investment Management Company since 1996. Ms. Ochson has received the Chartered Financial Analyst designation and holds an M.B.A. in Finance from the University of Pittsburgh.	5/14/04
Michael W. Sirianni, Jr. Birth Date: April 29, 1965	Vice President	Principal Occupations: Michael W. Sirianni Jr. is a portfolio manager and Vice President. Mr. Sirianni joined Federated in 1988 and has been a Senior Portfolio Manager since September 2007 and Vice President of the Fund's Adviser since January 1999. Mr. Sirianni received his B.A. from Pennsylvania State University and M.B.A. from the University of Pittsburgh.	6/1/12
Kyle Stewart Birth Date: September 6, 1970	Vice President	Principal Occupations: Kyle Stewart is a portfolio manager and Vice President of the Trust. He joined Federated in 1993 and has been a Portfolio Manager since 2014 and Vice President of Federated Investment Management Company since 2007. Mr. Stewart has received the Chartered Financial Analyst designation and holds an M.B.A. from Robert Morris University.	8/15/14

Name Date of Birth	Position(s) Held with Trust	Principal Occupations for Past Five Years and Previous Positions	Effective Date of Service
Mark F. Weiss Birth Date: January 8, 1972	Vice President	Principal Occupations: Mark F. Weiss is a portfolio manager and Vice President. Mr. Weiss joined Federated in 1994 and has been a Vice President Federated investment management Company and a Senior Investment Analyst since January 2007. He is responsible for portfolio management and investment research in the fixed-income area concentrating on taxable money market instruments. Mr. Weiss has received the Chartered Financial Analyst designation and holds a B.A. and M.B.A. in Finance from the University of Pittsburgh.	6/1/12
Paige M. Wilhelm Birth Date: May 28, 1962	Vice President	Principal Occupations: Paige M. Wilhelm is a portfolio manager and Vice President. Ms. Wilhelm joined Federated in 1985 and has been a Sr. Vice President Federated investment Management Company since January 2006 and a Senior Portfolio Manager since January 2004. She is responsible for portfolio management and research in the fixed-income area concentrating on taxable money market instruments. Previous associations include Senior Credit Analyst, Federated Investors; Performance Analysis Supervisor; Performance Analyst, Federated Investment Counseling. Ms. Wilhelm is a member of the CFA Society of Pittsburgh and received her B.S. from Indiana University and her M.B.A. from Duquesne University.	8/18/06

EXHIBIT C – Meetings of the Board and Meeting of the Committees of the Board
The following table provides the number of Regular and Special Board Meetings as well as Board Committee meetings held during the most recently completed fiscal year of the Funds. Regular and Special Board Meetings as well as Board Committee meetings are also provided for calendar year 2014 and calendar year-to-date 2015.
Money Market Obligations Trust	REGULAR BOARD MEETINGS	SPECIAL BOARD MEETINGS	EXECUTIVE COMMITTEE MEETINGS	NOMINATING COMMITTEE MEETINGS	AUDIT COMMITTEE MEETINGS
Funds with Fiscal Year Ended April 30, 2015	Four	None	One	One	Seven
Federated Automated Government Cash Reserves
Federated U.S. Treasury Cash Reserves

Funds with Fiscal Year Ended March 31, 2015	Four	None	One	One	Seven
Tax-Free Money Market Fund

Funds with Fiscal Year Ended October 31, 2014	Four	None	One	None	Seven
Federated California Municipal Cash Trust
Federated Connecticut Municipal Cash Trust
Federated Florida Municipal Cash Trust
Federated Georgia Municipal Cash Trust
Federated Massachusetts Municipal Cash Trust
Federated Michigan Municipal Cash Trust
Federated Minnesota Municipal Cash Trust
Federated New Jersey Municipal Cash Trust
Federated New York Municipal Cash Trust
Federated North Carolina Municipal Cash Trust
Federated Ohio Municipal Cash Trust
Federated Pennsylvania Municipal Cash Trust
Federated Virginia Municipal Cash Trust

Funds with Fiscal Year Ended July 31, 2014	Four	None	One	One	Seven
Federated Automated Cash Management Trust
Federated Capital Reserves Fund
Federated Government Obligations Fund
Federated Government Obligations Tax-Managed Fund
Federated Government Reserves Fund
Federated Liberty U.S. Government Money Market Trust
Federated Master Trust
Federated Money Market Management
Federated Municipal Obligations Fund
Federated Municipal Trust
Federated Prime Cash Obligations Fund
Federated Prime Obligations Fund
Federated Prime Value Obligations Fund
Federated Tax-Free Obligations Fund
Federated Tax-Free Trust
Federated Treasury Obligations Fund
Federated Trust for U.S. Treasury Obligations

Trust and Funds for Calendar Year to Date 6/8/2015	Two	None	None	One	Four
Trust and Funds for Calendar Year 2014	Four	None	One	One	Seven
C-1

EXHIBIT D – Nominating Committee Charter
FEDERATED FUNDS
The Nominating Committee (the “Committee”) of each fund which adopts this charter (the “Fund”) shall be composed solely of Directors or Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and who are “independent” as defined in the New York Stock Exchange Listing Standards (individually, an “Independent Trustee” and collectively the “Independent Trustees”). The Board of the Fund shall appoint the members of the Committee and, unless otherwise determined by the Board, the members of the Nominating Committee shall consist of all Independent Trustees. Unless otherwise determined by the Committee, the Chairman of the Independent Trustees shall serve as chair of the Committee.
Meetings. Meetings of the Committee shall be held at such times and places as determined from time to time by the Chair of the Committee, but not less frequently than annually. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may meet by telephone and may act by unanimous written consent. The Committee may adopt such rules, procedures or policies as it deems appropriate from time to time to facilitate the conduct of its business.
Responsibilities. The Committee shall select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated, which nominees shall be presented to the Board for election, or nomination for election by shareholders, as the case may be. The Committee will consider recommendations from Independent Trustees, officers or employees of any of the Fund's agents or service providers, counsel to the Fund or shareholders of the Fund. Any person wishing to recommend an individual for consideration should address such request to the Secretary of the Fund and include detailed information concerning the candidate's qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. These factors ordinarily will include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board Responsibilities.
Miscellaneous. The Committee shall have the power, in its discretion, to (a) retain and compensate search firms; (b) approve the compensation of members of the Committee; and (c) engage and compensate such other advisers as it deems appropriate.
D-1

EXHIBIT E – Compensation of Trustees from Funds and Fund Complex
Following is information about the compensation of the Independent Trustees of the Trust as of the most recently ended Fiscal Year of a Fund as well as aggregate compensation from all Funds for the calendar periods ended December 31, 2014 and June 8, 2015. Aggregate compensation includes amounts paid to Independent Trustees for services to both the Funds and other funds in the Federated Family of Funds in existence during the period but which are not electing Trustees at the Special Meeting. Interested Trustees do not receive compensation from the Funds.
AGGREGATE COMPENSATION FROM THE FEDERATED FAMILY OF FUNDS	JOHN T. COLLINS	MAUREEN LALLY-GREEN	PETER E. MADDEN	CHARLES F. MANSFIELD, JR.	THOMAS M. O'NEILL	P. JEROME RICHEY	JOHN S. WALSH
Aggregate Compensation from the Federated Family of Funds for Calendar Year Ended 12/31/2014	$225,000	$247,500	$310,000	$247,500	$247,500	$225,500	$262,813
Aggregate Compensation from the Federated Family of Funds for Calendar Year To Date 6/8/2015	$XXX,XXX.XX	$XXX,XXX.X	$XXX,XXX.X	$XXX,XXX.X	$XXX,XXX.X	$XXX,XXX.X	$XXX,XXX.X

COMPENSATION FROM TRUST AND FUNDS	FISCAL YEAR ENDED	JOHN T. COLLINS	MAUREEN LALLY-GREEN	PETER E. MADDEN	CHARLES F. MANSFIELD, JR.	THOMAS M. O'NEILL	P. JEROME RICHEY	JOHN S. WALSH
Compensation as of most recently ended Fiscal Year of the following Funds:
Money Market Obligations Trust
Federated Automated Cash Management Trust	7/31/14	$1,386.40	$1,930.57	$2,418.10	$1,930.57	$1,930.57	$1,386.40	$1,974.48
Federated Automated Government Cash Reserves	4/30/15	$184.04	$197.07	$245.85	$192.07	$192.07	$179.14	$213.06
Federated California Municipal Cash Trust	10/31/14	$458.44	$485.42	$607.99	$485.42	$485.42	$458.44	$505.30
Federated Capital Reserves Fund	7/31/14	$6,303.08	$8,753.91	$10,964.47	$8,753.91	$8,753.91	$6,303.08	$8,952.86
Federated Connecticut Municipal Cash Trust	10/31/14	$107.66	$114.67	$143.61	$114.67	$114.67	$107.66	$119.48
Federated Florida Municipal Cash Trust	10/31/14	$144.13	$153.82	$192.67	$153.82	$153.82	$144.13	$160.59
Federated Georgia Municipal Cash Trust	10/31/14	$168.05	$178.87	$224.03	$178.87	$178.87	$168.05	$186.44
Federated Government Obligations Fund	7/31/14	$16,635.33	$23,167.76	$29.167.76	$23,167.76	$23,167.76	$16,635.33	$23,694.31
Federated Government Obligations Tax-Managed Fund	7/31/14	$0	$4,224.89	$5,820.95	$4,647.37	$4,647.37	$0	$4,752.99
Federated Government Reserves Fund	7/31/14	$6,299.66	$8,710.04	10,909.56	$8,710.04	$8,710.04	$6,299.66	$8,908.00
Federated Liberty U.S. Government Money Market Trust	7/31/14	$95.97	$131.95	$165.26	$131.95	$131.95	$95.97	$134.94
Federated Massachusetts Municipal Cash Trust	10/31/14	$205.66	$217.37	$272.25	$217.37	$217.37	$205.66	$226.77
Federated Master Trust	7/31/14	$77.48	$106.69	$133.65	$106.69	$106.69	$77.48	$109.13
Federated Michigan Municipal Cash Trust	10/31/14	$137.31	$146.39	$183.36	$146.39	$146.39	$137.31	$152.43
Federated Minnesota Municipal Cash Trust	10/31/14	$124.80	$131.99	$165.32	$131.99	$131.99	$124.80	$137.68
Federated Money Market Management	7/31/14	$29.97	$41.97	$52.33	$41.79	$41.79	$29.97	$42.71
Federated Municipal Obligations Fund	7/31/14	$1,521.78	$2,159.27	$2,704.55	$2,159.27	$2,159.27	$1,521.78	$2,208.36
Federated Municipal Trust	7/31/14	$337.20	$466.90	$584.81	$466.90	$466.90	$337.20	$477.52
Federated New Jersey Municipal Cash Trust	10/31/14	$209.21	$222.93	$279.23	$222.93	$222.93	$209.21	$232.42
Federated New York Municipal Cash Trust	10/31/14	$661.72	$704.45	$882.34	$704.45	$704.45	$661.72	$734.33
Federated North Carolina Municipal Cash Trust	10/31/14	$178.33	$189.89	$237.86	$189.89	$189.89	$178.33	$198.02
E-1

COMPENSATION FROM TRUST AND FUNDS	FISCAL YEAR ENDED	JOHN T. COLLINS	MAUREEN LALLY-GREEN	PETER E. MADDEN	CHARLES F. MANSFIELD, JR.	THOMAS M. O'NEILL	P. JEROME RICHEY	JOHN S. WALSH
Federated Ohio Municipal Cash Trust	10/31/14	$279.76	$297.49	$372.63	$297.49	$297.49	$279.76	$310.02
Federated Pennsylvania Municipal Cash Trust	10/31/14	$242.76	$258.40	$323.64	$258.40	$258.40	$242.76	$269.59
Federated Prime Cash Obligations Fund	7/31/14	$9,947.87	$14,544.15	$18,216.92	$14,544.15	$14,544.15	$9,947.87	$14,874.69
Federated Prime Obligations Fund	7/31/14	$22,240.36	$31,412.52	$39,344.70	$31,412,52	$31,412,52	$22,240.36	$32,126,51
Federated Prime Value Obligations Fund	7/31/14	$3,750.04	$5,264.08	$6,593.40	$5,264.08	$5,264.08	$3,750.04	$5,383.71
Federated Tax-Free Obligations Fund	7/31/14	$3,751.16	$5,393.26	$6,755.21	$5,393.26	$5,393.26	$3,751.16	$5,515.84
Federated Tax-Free Trust	10/31/14	$71.71	$75.92	$95.09	$75.92	$75.92	$71.71	$79.09
Federated Treasury Obligations Fund	7/31/14	$12,905.09	$18,193.62	$22,787.93	$18,193.62	$18,193.62	$12,905.09	$18,607.12
Federated Trust for U.S. Treasury Obligations	7/31/14	$125.33	$180.36	$225.92	$180.36	$180.36	$125.33	$184.48
Federated U.S. Treasury Cash Reserves	4/30/15	$13,574.44	$14,583.40	$18,203.08	$14,266.60	$14,583.40	$13,257.64	$15,732.97
Federated Virginia Municipal Cash Trust	10/31/14	$301.60	$320.88	$401.93	$320.88	$320.88	$301.60	$334.65
Tax-Free Money Market Fund	3/31/15	$1,726.96	$2,919.30	$3,642.65	$2,849.67	$2,919.30	$2,653.90	$3,154.40
E-2

EXHIBIT F – Board Ownership of Trust
Following is information about the dollar range of securities owned by each Trustee of the Trust as of June 8, 2015. A * indicates an Interested Trustee. An ** indicates an Independent Trustee. A + indicates a Nominee. Note that Thomas R. Donahue, Chief Financial Officer, Vice President and Treasurer of Federated Investors, Inc. is the son of John F. Donahue and the brother of J. Christopher Donahue, who are Director and Chairman and Director and President/CEO, respectively of Federated Investors, Inc. Thomas Donahue owns less than 1% of the outstanding shares of any of the Trust's Funds.
	John F. Donahue*	J. Christopher Donahue*	John T. Collins**+	Maureen Lally-Green**+	Peter E. Madden**
Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in the Federated Family of Investment Companies	Over $100,000	Over $100,000		Over $100,000	Over $100,000

Money Market Obligations Trust Dollar Range of Securities in the Funds
Federated Automated Cash Management Trust
Federated Automated Government Cash Reserves
Federated California Municipal Cash Trust
Federated Capital Reserves Fund
Federated Connecticut Municipal Cash Trust
Federated Florida Municipal Cash Trust
Federated Georgia Municipal Cash Trust
Federated Government Obligations Fund
Federated Government Obligations Tax-Managed Fund
Federated Government Reserves Fund
Federated Liberty U.S. Government Money Market Trust
Federated Massachusetts Municipal Cash Trust
Federated Master Trust
Federated Michigan Municipal Cash Trust
Federated Minnesota Municipal Cash Trust
Federated Money Market Management
Federated Municipal Obligations Fund
Federated Municipal Trust
Federated New Jersey Municipal Cash Trust
Federated New York Municipal Cash Trust
Federated North Carolina Municipal Cash Trust
Federated Ohio Municipal Cash Trust
Federated Pennsylvania Municipal Cash Trust
Federated Prime Cash Obligations Fund
Federated Prime Obligations Fund
Federated Prime Value Obligations Fund
Federated Tax-Free Obligations Fund
Federated Tax-Free Trust
Federated Treasury Obligations Fund
Federated Trust for U.S. Treasury Obligations
Federated U.S. Treasury Cash Reserves
Federated Virginia Municipal Cash Trust
Federated Clover Small Value
Tax-Free Money Market Fund

	Charles F. Mansfield, Jr.**	Thomas M. O'Neill**	P. Jerome Richey**+	John S. Walsh**
Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in the Federated Family of Investment Companies	Over $100,000	Over $100,000		Over $100,000

Money Market Obligations Trust Dollar Range of Securities in the Funds
Federated Automated Cash Management Trust
Federated Automated Government Cash Reserves
Federated California Municipal Cash Trust
Federated Capital Reserves Fund
Federated Connecticut Municipal Cash Trust
Federated Florida Municipal Cash Trust
Federated Georgia Municipal Cash Trust
Federated Government Obligations Fund
Federated Government Obligations Tax-Managed Fund
Federated Government Reserves Fund
Federated Liberty U.S. Government Money Market Trust
Federated Massachusetts Municipal Cash Trust
Federated Master Trust
Federated Michigan Municipal Cash Trust
Federated Minnesota Municipal Cash Trust
Federated Money Market Management
Federated Municipal Obligations Fund
Federated Municipal Trust
Federated New Jersey Municipal Cash Trust
Federated New York Municipal Cash Trust
Federated North Carolina Municipal Cash Trust
Federated Ohio Municipal Cash Trust
Federated Pennsylvania Municipal Cash Trust
Federated Prime Cash Obligations Fund
Federated Prime Obligations Fund
Federated Prime Value Obligations Fund
Federated Tax-Free Obligations Fund
Federated Tax-Free Trust
Federated Treasury Obligations Fund
Federated Trust for U.S. Treasury Obligations
Federated U.S. Treasury Cash Reserves
Federated Virginia Municipal Cash Trust
Federated Clover Small Value
Tax-Free Money Market Fund

Trustees and Officers of the Trust as a group own less than 1% of the outstanding shares of each class of each Fund except in the Funds and Classes as follows:
TRUST/FUND/CLASS	TOTAL SHARES OWNED BY TRUSTEES AND OFFICERS AS A GROUP	PERCENTAGE OF SHARES OWNED BY TRUSTEES AND OFFICERS AS A GROUP
Money Market Obligations Trust
Federated Automated Cash Management Trust
Federated Automated Government Cash Reserves
Federated California Municipal Cash Trust
Federated Capital Reserves Fund
Federated Connecticut Municipal Cash Trust
Federated Florida Municipal Cash Trust
Federated Georgia Municipal Cash Trust
Federated Government Obligations Fund
Federated Government Obligations Tax-Managed Fund
Federated Government Reserves Fund
Federated Liberty U.S. Government Money Market Trust
Federated Massachusetts Municipal Cash Trust
Federated Master Trust
Federated Michigan Municipal Cash Trust
Federated Minnesota Municipal Cash Trust
Federated Money Market Management
Federated Municipal Obligations Fund
Federated Municipal Trust
Federated New Jersey Municipal Cash Trust
Federated New York Municipal Cash Trust
Federated North Carolina Municipal Cash Trust
Federated Ohio Municipal Cash Trust
Federated Pennsylvania Municipal Cash Trust
Federated Prime Cash Obligations Fund
Federated Prime Obligations Fund
Federated Prime Value Obligations Fund
Federated Tax-Free Obligations Fund
Federated Tax-Free Trust
Federated Treasury Obligations Fund
Federated Trust for U.S. Treasury Obligations
Federated U.S. Treasury Cash Reserves
Federated Virginia Municipal Cash Trust
Tax-Free Money Market Fund

EXHIBIT G – Significant Shareowners of the Funds / Classes as of June 8, 2015
The following table lists the shareholders of record as of the Record Date that owned more than 5% of the indicated classes of shares.
FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Automated Cash Management Trust - CII	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Automated Cash Management Trust -R	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Automated Cash Management Trust – SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Automated Government Cash Reserves - SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated California Municipal Cash Trust - CAP	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated California Municipal Cash Trust - CII	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated California Municipal Cash Trust - CS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated California Municipal Cash Trust - IS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated California Municipal Cash Trust - SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated California Municipal Cash Trust - IV	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Capital Reserves Fund	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Connecticut Municipal Cash Trust - CS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Connecticut Municipal Cash Trust - SS	Add text here	00000	0%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Florida Municipal Cash Trust - CII	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Florida Municipal Cash Trust - CS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Florida Municipal Cash Trust - IS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Georgia Municipal Cash Trust	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Government Obligations Fund - CAP	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Government Obligations Fund - CII	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Government Obligations Fund - CS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Government Obligations Fund - IS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Government Obligations Fund - PRM	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Government Obligations Fund - SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Government Obligations Fund - TR	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Government Obligations Tax-Managed Fund - IS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Government Obligations Tax-Managed Fund - SS	Add text here	00000	0%
	Add text here	00000	0%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
	Add text here	00000	0%
	Add text here	00000	0%
Federated Government Reserves Fund	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Liberty U.S. Government Money Market Trust - A	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Liberty U.S. Government Money Market Trust - B	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Liberty U.S. Government Money Market Trust - C	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Liberty U.S. Government Money Market Trust - F	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Massachusetts Municipal Cash Trust - CS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Massachusetts Municipal Cash Trust - SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Master Trust	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Michigan Municipal Cash Trust - IS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Michigan Municipal Cash Trust - SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Minnesota Municipal Cash Trust - CS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Minnesota Municipal Cash Trust - IS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Money Market Management - CAP	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
	Add text here	00000	0%
Federated Money Market Management - EAG	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Money Market Management - IS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Money Market Management - SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Municipal Obligations Fund - CAP	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Municipal Obligations Fund - CII	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Municipal Obligations Fund - CS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Municipal Obligations Fund - IS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Municipal Obligations Fund - IV	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Municipal Obligations Fund - SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Municipal Obligations Fund - TR	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Municipal Trust	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated New Jersey Municipal Cash Trust - CS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated New Jersey Municipal Cash Trust - IS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated New Jersey Municipal Cash Trust - SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated New York Municipal Cash Trust - CII	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated New York Municipal Cash Trust - CS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated New York Municipal Cash Trust - IS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated New York Municipal Cash Trust - SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated North Carolina Municipal Cash Trust	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Ohio Municipal Cash Trust - CII	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Ohio Municipal Cash Trust - IS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Ohio Municipal Cash Trust - SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Pennsylvania Municipal Cash Trust - CS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Pennsylvania Municipal Cash Trust - IS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Pennsylvania Municipal Cash Trust - SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Prime Cash Obligations Fund - AS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Prime Cash Obligations Fund - CAP	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Prime Cash Obligations Fund - CII	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Prime Cash Obligations Fund - CS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Prime Cash Obligations Fund - IS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Prime Cash Obligations Fund - R	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Prime Cash Obligations Fund - SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Prime Cash Obligations Fund - TR	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Prime Obligations Fund - AS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Prime Obligations Fund - CAP	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Prime Obligations Fund - IS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Prime Obligations Fund - SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Prime Obligations Fund - TR	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Prime Value Obligations Fund - CAP	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Prime Value Obligations Fund - IS	Add text here	00000	0%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Prime Value Obligations Fund - SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Tax-Free Obligations Fund - IS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Tax-Free Obligations Fund - SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Tax-Free Trust	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Treasury Obligations Fund - AS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
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Federated Treasury Obligations Fund - CAP	Add text here	00000	0%
	Add text here	00000	0%
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Federated Treasury Obligations Fund - IS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
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Federated Treasury Obligations Fund - SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Treasury Obligations Fund - TR	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Trust for U.S. Treasury Obligations - CII	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Trust for U.S. Treasury Obligations - CS	Add text here	00000	0%
	Add text here	00000	0%
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Federated Trust for U.S. Treasury Obligations - PRM	Add text here	00000	0%
	Add text here	00000	0%
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Federated U.S. Treasury Cash Reserves - IS	Add text here	00000	0%
	Add text here	00000	0%
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FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
	Add text here	00000	0%
Federated U.S. Treasury Cash Reserves - SS	Add text here	00000	0%
	Add text here	00000	0%
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Federated Virginia Municipal Cash Trust - CS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Virginia Municipal Cash Trust - IS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Federated Virginia Municipal Cash Trust - SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Tax-Free Money Market Fund - IV	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Tax-Free Money Market Fund - IV-Jones?	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
Tax-Free Money Market Fund - SS	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%
	Add text here	00000	0%

EXHIBIT H – Fees Paid to Independent Auditors
Following are the aggregate audit and audit-related fees paid to Ernst & Young LLP and/or KPMG LLP for professional services rendered by Ernst & Young LLP and/or KPMG LLP for the audit of the annual financial statements of the Funds comprising the Trust and for other professional services for the two most recently completed fiscal years ended as described below. For the same periods, aggregate non-audit fees billed to each Fund's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser are provided.
TRUST	AUDIT FEES	AUDIT-RELATED FEES	TAX FEES	ALL OTHER FEES	NON-AUDIT FEES
Money Market Obligations Trust
3/31/2015	$716,500	$23,408	—	—	$112,825
3/31/2014	$720,350	—	—	—	$92,657
Money Market Obligations Trust
4/30/2015	$721,050	$7,500	—	—	$98,438
4/30/2014	$729,850	$981	—	—	$133,316
Money Market Obligations Trust
7/31/2014	$712,350	$23,408	—	—	$114,972
7/31/2013	$734,350	$981	—	—	$132,219
Money Market Obligations Trust
10/31/2014	$712,350	$23,408	—	—	$126,835
10/31/2013	$720,000	$981	—	—	$106,244
H-1

EXHIBIT I – Fees Paid to Independent Auditors by Investment Advisers and Related Entities Requiring Audit Committee Pre-Approval
Following are the aggregate audit related fees, tax fees and all other fees paid to Ernst & Young LLP and/or KPMG LLP for professional services rendered by Ernst & Young LLP and/or KPMG LLP pursuant to 17 CFR 210.2-01(c) (7) (ii)) for the audit of the annual financial statements of the Funds' investment advisers and affiliates and for other professional services for the two most recently completed fiscal years ended as described below.
TRUST'S INVESTMENT ADVISER AND AFFILIATES (pursuant to 17 CFR 210.2-01(c) (7) (ii))	AUDIT-RELATED FEES	TAX FEES	ALL OTHER FEES
Money Market Obligations Trust
3/31/2015	$5,094	$0	$0
3/31/2014	$3,961	$0	$0
Money Market Obligations Trust
4/30/2014	$8,971	$0	$0
4/30/2013	$13,055	$0	$0
Money Market Obligations Trust
7/31/2014	$8,971	$0	$0
7/31/2013	$4,576	$0	$0
Money Market Obligations Trust
10/31/2014	$8,971	$0	$0
10/31/2013	$0	$0	$0
I-1

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Q452561 (6/15)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on August 6, 2015

FEDERATED INVESTORS FUNDS

Meeting Information

Meeting Type: Special Meeting

For holders as of: June 8, 2015

Date: August 6, 2015 Time: 10:00 AM (Eastern Time)

Location:

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

For directions to attend the meeting and vote in person, please call 1-800-341-7400

PROXY TABULATOR P.O. BOX 9112

FARMINGDALE, NY 11735

You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of Special Meeting of Shareholders and Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 23, 2015 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Trustees recommends a vote FOR the following:

1.	To elect certain Trustees (“Trustees”) of the Trust (“Election of Trustees”), each to hold office for the term indicated.

1a. John T. Collins

1b. Maureen Lally-Green

1c. P. Jerome Richey

1d. G. Thomas Hough

2. To modernize and make more efficient the Trust's Declaration of Trust through the following amendments:

2a. Permit the Trust or any Fund to comply with requirements of amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), including to: (a) involuntarily redeem shares held by shareholders who do not meet qualifications for ownership or to comply with applicable laws and regulations and (b) take steps to maintain a constant net asset value (“NAV”);

2b. Permit the Trustees to authorize the Trust, or any Fund or Class, as applicable, to liquidate, dissolve, convert, merge, consolidate, reorganize, sell all or any part of its assets, exchange shares or re-domicile without shareholder approval, to the extent permitted under the 1940 Act; and

2c. Permit future amendments to the Declaration of Trust to be made by the Trustees, to the extent that a shareholder vote is not required under the 1940 Act and that those amendments are not in contravention of federal securities laws.

Federated

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M93419-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

YOUR VOTE IS IMPORTANT
Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

M93420-TBD

MONEY MARKET OBLIGATIONS TRUST

SPECIAL MEETING OF SHAREHOLDERS — August 6, 2015

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Money Market Obligations Trust (the “Trust”), hereby revoking any proxy heretofore given, designate and appoint George Magera, Edward Bartley, Kary Moore, Maureen Ferguson, Erin Dugan and Alice Helscher as proxies to act at the Special Meeting of Shareholders (the “Special Meeting”) to be held on August 6, 2015 at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.